UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________________

FORM 8-K

_______________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2024

 _______________________________________

LANDSEA HOMES CORPORATION

(Exact name of registrant as specified in its charter)

 _______________________________________

Delaware	001-38545	82-2196021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1717 E. McKinney Street, Suite 1000 Dallas, Texas		75202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 345-8080

 _______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	LSEA	The Nasdaq Capital Market
Warrants exercisable for Common Stock	LSEAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 5, 2024, Landsea Homes Corporation (the “Company”) held its 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”). At the 2024 Annual Meeting, stockholders (i) approved the election of the seven nominees named in the proxy statement to serve as directors until the Company’s 2025 Annual Meeting of Stockholders and until their successors have been duly elected and qualified, (ii) approved, on a non-binding, advisory basis, the Company’s Named Executive Officer compensation as disclosed in the proxy statement, and (iii) ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2024.

Set forth below are the votes cast for, against, or withheld, as well as the number of abstentions and broker non-votes, as to the items of business at the 2024 Annual Meeting:

(1) Election of seven directors to hold office until the 2025 Annual Meeting of Stockholders and until their successors have been duly elected and qualified:

Director Nominee	For	Withheld	Broker Non-Votes
Ming (Martin) Tian	24,912,058	5,694,495	3,394,597
John Ho	29,852,935	753,618	3,394,597
Qin (Joanna) Zhou	25,068,324	5,538,229	3,394,597
Bruce Frank	23,379,286	7,227,267	3,394,597
Thomas J. Hartfield	29,686,533	920,020	3,394,597
Elias Farhat	23,820,383	6,786,170	3,394,597
Mollie Fadule	23,665,363	6,941,190	3,394,597

(2) Non-binding, advisory vote to approve Named Executive Officer compensation:

For	Against	Abstain	Broker Non-Votes
29,786,424	809,744	10,385	3,394,597

 (3) Advisory vote to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2024:

For	Against	Abstain
33,833,564	166,219	1,367

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDSEA HOMES CORPORATION

Date: June 6, 2024	By:	/s/ C. Kelly Rentzel
Name: C. Kelly Rentzel
Title: General Counsel